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THE OBERWEIS FUNDS

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2003,
AS SUPPLEMENTED MAY 1, 2003 AND OCTOBER 1, 2003

The Oberweis Funds are designed for long-term investors. To discourage market timers, effective January 1, 2004, redemptions of shares of a Portfolio within 180 days of purchase will be subject to a 1.00% redemption fee of the total redemption amount. The redemption fee applies only to shares acquired on or after January 1, 2004 and will not apply to exchanges. The 1.00% redemption fee is deducted from the redemption proceeds and is retained by the Portfolio. Additionally, effective January 1, 2004, the Micro-Cap and Mid-Cap Portfolios will no longer assess the .25% withdrawal charge on exchanges. Through June 30, 2004, the Micro-Cap and Mid-Cap Portfolios will continue to assess the .25% withdrawal charge on redemptions of shares of the Portfolios that were acquired prior to January 1, 2004. The Micro-Cap and Mid-Cap Portfolios will no longer assess this .25% withdrawal charge on redemptions effective July 1, 2004.

Certain intermediaries, including certain employer-sponsored retirement plans and broker-sponsored programs, which have established omnibus accounts with the Portfolios may be unable to or cannot impose the 1.00% redemption fee on underlying accounts.

This information supplements and, to the extent inconsistent, supersedes the information in the "Risk/Return Summary - Fees and Expenses," and "Shareholder Information - How to Redeem Shares/In General" and "Shareholder Information - Shareholder Services/Exchange Privilege" sections of the Prospectus.

                       Supplement Dated December 4, 2003

                              THE OBERWEIS FUNDS
                        951 Ice Cream Drive, Suite 200
                         North Aurora, Illinois 60542
                                1-800-245-7311